UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2026

INFLECTION POINT ACQUISITION CORP. V

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42518	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

167 Madison Ave, Suite 205 #1017
New York, NY 10016

(Address of principal executive offices, including zip code)

212-476-6908
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	IPEXU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	IPEX	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-fifth (1/5) of one Class A ordinary share upon the completion of the Company’s initial business combination	IPEXR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on October 13, 2025, Inflection Point Acquisition Corp. V (formerly known as Maywood Acquisition Corp.), a Cayman Islands exempted company (“IPEX”), GOWell Technology Limited, a Cayman Islands exempted company (“GOWell”), GOWell Energy Technology, a Cayman Islands exempted company (“PubCo”), and IPCV Merger Sub Limited, a Cayman Islands exempted company, entered into a Business Combination Agreement (as amended on December 22, 2025 and July 13, 2026, the “Business Combination Agreement”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such term in the Business Combination Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by IPEX with the Securities and Exchange Commission (the “SEC”) on October 13, 2025.

On August 31, 2026, IPEX and GOWell agreed to terminate each and every post-closing transfer restriction applicable to Inflection Point Fund I, LP, a Delaware limited partnership (“IPF”), Maywood Sponsor, LLC, a Delaware limited liability company (“Maywood Sponsor”, and together with IPF, the “Sponsors”) Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC (“Cohen”), and Seaport Global Securities LLC (“Seaport”, and together with Cohen, the “Representatives”). Accordingly, on August 31, 2026, (i) IPEX and GOWell entered into the Third Amendment to the Business Combination Agreement (the “BCA Amendment”), which removes the covenant requiring each Sponsor to enter into a Lock-Up Agreement with PubCo (the “Sponsor Lock-Up Agreement”) at the closing of the Business Combination and delete the form of the Sponsor Lock-Up Agreement, (ii) IPEX, GOWell, IPF, Maywood Sponsor, Cohen, and Seaport entered into an Amendment to SPAC Holders Support Agreement (the “Support Agreement Amendment”), which removes in its entirety all references to the Sponsor Lock-Up Agreement, and (iii) IPEX, the Sponsors, the Representatives, and the other parties to that certain Amended and Restated Letter Agreement, dated as of September 9, 2025 (the “Letter Agreement”) entered into an omnibus amendment to the Letter Agreement and the Underwriting Agreement dated as of February 12, 2025, by and among IPEX, Maywood Sponsor and the Representative (the “Underwriting Agreement”) which terminates the post-closing transfer restrictions set forth in the Letter Agreement and in the Underwriting Agreement (the “Omnibus Amendment”).

The effect of these amendments will be that an aggregate of 3,337,500 PubCo Ordinary Shares collectively held by IPF, Maywood Sponsor, Cohen, and Seaport after the Closing will be freely tradeable and not subject to lockup restrictions.

The foregoing descriptions of the BCA Amendment, Support Agreement Amendment, and Omnibus Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the BCA Amendment, Support Agreement Amendment, and Omnibus Amendment, which are filed as Exhibits 2.1, 10.1, and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01 Other Events

Supplemental Disclosures to Proxy Statement/Prospectus

As previously disclosed, an extraordinary general meeting of the shareholders of IPEX will be held on September 3, 2026 to approve the Business Combination, which includes voting on the proposals described in the definitive proxy statement/prospectus, filed by IPEX on August 11, 2026 (the “Proxy Statement/Prospectus”) in order to consummate the Business Combination.

Additionally, in view of the parties’ entry into the BCA Amendment, Support Agreement Amendment, and Omnibus Amendment, IPEX has determined to supplement certain information contained in the Proxy Statement/Prospectus (the “Supplemental Disclosures”). The following Supplemental Disclosures should be read in conjunction with the Proxy Statement/Prospectus, which should be read in its entirety. All page references are to pages in the Proxy Statement/Prospectus, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement/Prospectus. Except as otherwise set forth below, the information set forth in the Proxy Statement/Prospectus remains unchanged.

New Redemption Deadline

Each reference to the redemption deadline as set forth in the Proxy Statement/Prospectus is hereby amended to reflect the new deadline of 5:00 p.m. Eastern Time on September 2, 2025.

Proxy Statement/Prospectus Cover Page

The following updates and amends the first and thirteenth paragraphs on the cover page to the Proxy Statement/Prospectus by (i) adding the double-underlined bolded text (indicated textually in the same manner as the following example: underlined bolded text) and (ii) deleting the text with strikethrough (indicated textually in the same manner as the following example: ~~text with strikethrough~~), as set forth below:

On October 13, 2025, the board of directors (the “SPAC Board”) of Inflection Point Acquisition Corp. V, a Cayman Islands exempted company (formerly known as Maywood Acquisition Corp., “SPAC”), unanimously approved the Business Combination Agreement, dated October 13, 2025, by and among SPAC, GOWell Technology Limited, a Cayman Islands exempted company (the “Company” or “GOWell”), GOWell Energy Technology, a Cayman Islands exempted company (“PubCo”), and IPCV Merger Sub Limited, a Cayman Islands exempted company and wholly-owned subsidiary of SPAC (“Merger Sub”) (as amended on December 22, 2025, ~~and~~ July 13, 2026, and August 31 2026, and as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), pursuant to which the following will occur: (a) SPAC will merge with and into PubCo, as a result of which the separate corporate existence of SPAC will cease and PubCo will continue as the surviving company (the “First Merger” and the time of the First Merger, the “First Merger Effective Time”), and (b) Merger Sub will merge with and into GOWell, as a result of which the separate corporate existence of Merger Sub will cease and GOWell will continue as the surviving company and a wholly-owned direct subsidiary of PubCo (the “Second Merger,” together with the First Merger, referred to collectively as the “Merger” or the “Business Combination,” and the time of the Second Merger, the “Second Merger Effective Time”). The transactions contemplated by the Business Combination Agreement are referred to herein as the “Transactions.” A copy of the Business Combination Agreement is attached to the accompanying proxy statement/prospectus as Annex A.

In connection with the Closing, the Sponsors, Representatives and certain other shareholders of SPAC who are members of the SPAC Board and/or management team (the “Insiders”) will not be required to enter into any post-closing lock-up agreement with respect to the PubCo Ordinary Shares held by them as of the Closing. ~~will enter into an agreement (the “SPAC Lock-Up Agreement”) providing that each of the Sponsors, Representatives and Insiders will not, subject to certain customary exceptions, transfer (i) the General Lock-Up Securities (as defined below) during the period commencing from the Closing Date until the date that is the earlier of (x) six months after the Closing and (y) the date following the Closing on which PubCo completes a liquidation, merger, capital share exchange, reorganization or other similar transaction that results in all of its shareholders having the right to exchange their shares of common stock for cash, securities or other property (the “General Lock-Up Period”) or (ii) the Private Placement Lock-Up Securities (as defined below) during the period commencing from the Closing Date until the date that is the earliest of (x) 30 days after the Closing and (y) the date following the Closing on which PubCo completes a liquidation, merger, capital share exchange, reorganization or other similar transaction that results in all of its shareholders having the right to exchange their shares of common stock for cash, securities or other property (the “Private Placement Lock-Up Period”). For purposes of the SPAC Lock-Up Agreement, (a) the “General Lock-Up Securities” means the PubCo Ordinary Shares issued to the Sponsors or Insiders in exchange for the SPAC Class A Shares and SPAC Class B Shares held by the Sponsors (together with any dividends or distributions with respect to such securities or into which such securities are changed or exchanged or which are received in any recapitalization, share exchange, share conversion or similar transactions), and (b) the “Private Placement Lock-Up Securities” means the PubCo Ordinary Shares issued to the Prior Sponsor and Representatives pursuant to the terms of the Business Combination Agreement in exchange for the Private Placement Securities (as defined below) following the Unit Separation (together with any dividends or distributions with respect to such securities or into which such securities are changed or exchanged or which are received in any recapitalization, share exchange, share conversion or similar transactions). While the SPAC and GOWell currently expect that all of the General Lock-Up Securities and Private Placement Lock-Up Securities held by the Sponsors, Representatives, and Insiders will be subject to the above-described transfer restrictions, the SPAC and GOWell may mutually determine to exclude from such lock-ups some or all of such securities if deemed necessary or desirable. If SPAC and GOWell waive any such lock-up, SPAC intends to file a Current Report on Form 8-K within four business days of such event, however you should know that given such timing you may not be notified before the deadline for submitting redemption requests or the EGM. For more information, see “Ancillary Documents — Lock-Up Agreements.”~~

Frequently Used Terms

The following updates and amends the terms defined on pages xi through xv of the Proxy Statement/Prospectus by deleting the text with strikethrough (indicated textually in the same manner as the following example: ~~text with strikethrough~~), as set forth below:

“A&R Letter Agreement” means the amended and restated letter agreement, dated September 9, 2025, as amended on August 31, 2026, by and among the SPAC, Prior Sponsor, New Sponsor, and certain Insiders.

“Business Combination Agreement” means the Business Combination Agreement, dated October 13, 2025, by and among SPAC, GOWell, PubCo and Merger Sub, as amended on December 22, 2025, ~~and~~ July 13, 2026, and August 31 2026, and as it may be further amended, restated, supplemented or otherwise modified from time to time.

~~“General Lock-Up Period” means the period commencing from the Closing Date until the date that is the earlier of (x) six months after the Closing and (y) the date following the Closing on which PubCo completes a liquidation, merger, capital share exchange, reorganization or other similar transaction that results in all of its shareholders having the right to exchange their shares of common stock for cash, securities or other property.~~

~~“General Lock-Up Securities” means the PubCo Ordinary Shares issued to the Sponsors or Insiders in exchange for the SPAC Class A Shares and SPAC Class B Shares held by the Sponsors (together with any dividends or distributions with respect to such securities or into which such securities are changed or exchanged or which are received in any recapitalization, share exchange, share conversion or similar transactions).~~

~~“Private Placement Lock-Up Period” means the period commencing from the Closing Date until the date that is the earliest of (x) 30 days after the Closing and (y) the date following the Closing on which PubCo completes a liquidation, merger, capital share exchange, reorganization or other similar transaction that results in all of its shareholders having the right to exchange their shares of common stock for cash, securities or other property.~~

~~“Private Placement Lock-Up Securities” means the PubCo Ordinary Shares issued to the Prior Sponsor and Representatives pursuant to the terms of the Business Combination Agreement in exchange for the Private Placement Securities (as defined below) following the Unit Separation (together with any dividends or distributions with respect to such securities or into which such securities are changed or exchanged or which are received in any recapitalization, share exchange, share conversion or similar transactions).~~

“SPAC Holders Support Agreement” means the support agreement, dated October 13, 2025, as amended on August 31, 2026, by and among the Sponsors, Representatives, SPAC, GOWell and PubCo.

~~“SPAC Lock-Up Agreement” means the lock-up agreement to be entered into at Closing, by and among the Sponsors, Representatives and Insiders.~~

Questions and Answers About the Business Combination and the Extraordinary General Meeting

The following updates and amends the questions and answers that appear on page xxvi of the Proxy Statement/Prospectus by deleting the text with strikethrough (indicated textually in the same manner as the following example: ~~text with strikethrough~~), as set forth below:

Q.     How do the SPAC Units offered in SPAC’s IPO differ from the Private Placement Units and what are the related risks for any holders of SPAC Units after the Business Combination?

A.     The Private Placement Units are identical to the units sold in SPAC’s IPO in material terms and provisions, except that so long as they are held by the Prior Sponsor, the Representatives or their respective permitted transferees, the Private Placement Units (including their component securities) ~~(i) may not be transferred, assigned or sold by the holders until the end of the Private Placement Lock-Up Period and (ii)~~ are entitled to registration rights.

Summary

The following updates and amends the Summary of the Proxy Statement/Prospectus appearing on pages 1-2, 8-9 and 18-22 of the Proxy Statement/Prospectus by (i) adding the double-underlined bolded text (indicated textually in the same manner as the following example: underlined bolded text) and (ii) deleting the text with strikethrough (indicated textually in the same manner as the following example: ~~text with strikethrough~~), as set forth below:

SPAC

SPAC is a blank check company incorporated on May 31, 2024 in the Cayman Islands as an exempted company, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

On February 14, 2025, SPAC consummated its IPO of 8,625,000 SPAC Units, including 1,125,000 SPAC Units subject to the underwriters’ over-allotment option. Each SPAC Unit consists of one SPAC Class A Share and one SPAC Right, each SPAC Right entitling the holder thereof to receive one-fifth of one SPAC Class A Share upon the completion of SPAC’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $86,250,000.

Simultaneously with the consummation of the IPO, SPAC consummated a private placement of 265,625 Private Placement Units at a price of $10.00 per Private Placement Unit, generating total proceeds of $2,656,250. The Private Placement Units were purchased by the Prior Sponsor and Representatives. The Private Placement Units are identical to the Units sold in the IPO, except that they are subject to certain transfer restrictions and the holders have been granted certain registration rights.

The SPAC Articles and the prospectus for its IPO provide that the SPAC initially had 15 months from the closing its IPO (or up to 18 months if a definitive agreement for a business combination is signed within 15 months but not yet consummated) to complete an initial business combination. Because the SPAC entered into a definitive agreement for its initial business combination with GOWell in October 2025, the completion window was automatically extended to 18 months from the closing of the IPO, or August 14, 2026. On July 20, 2026, SPAC filed a definitive proxy statement seeking shareholder approval of an amendment to the SPAC Articles to extend the combination window from August 14, 2026 to August 31, 2026, and permit the SPAC Board to further extend such date up to four times in one month increments, to up to December 31, 2026. The holders of Public Shares will have the right to redeem their Public Shares in connection with such extension. On August 12, 2026, SPAC’s shareholders approved such amendment and shareholders holding an aggregate of 7,475,610 Public Shares exercised their right to redeem their shares for approximately $10.59 per share of the funds held in the Trust Account, leaving approximately $12,166,471 in cash in the Trust Account after satisfaction of such redemptions. Following such redemptions, SPAC had an aggregate of 4,433,765 SPAC Ordinary Shares outstanding, of which 3,443,765 were SPAC Class A Shares and 990,000 were SPAC Class B Shares.

The SPAC Class A Shares, SPAC Rights and SPAC Units are listed on the Nasdaq Stock Market LLC under the symbols “IPEX”, “IPEXR and” “IPEXU,” respectively.

SPAC’s principal executive offices are located at 167 Madison Ave, Suite 205 #1017, New York, NY 10016 and its telephone number is (212) 476-6908. The mailing address of SPAC’s registered office is Conyers Trust Company (Cayman) Limited, Cricket Square, Hutchins Drive, PO Box 2681, Grand Cayman, KY1-1111, Cayman Islands.

SPAC Holders Support Agreement

In connection with the execution of the Business Combination Agreement, on October 13, 2025 as amended on August 31, 2026, SPAC entered into the SPAC Holders Support Agreement with the Sponsors, Representatives, the Company and PubCo. Pursuant to the SPAC Holders Support Agreement, the Sponsors and Representatives agreed to, among other things, (a) vote any SPAC Ordinary Shares held by such Sponsor or Representative, as applicable, in favor of the Business Combination Agreement and the transactions contemplated thereby, (b) waive its anti-dilution rights under the SPAC Articles, (c) waive its dissenter rights under Section 238 of the Cayman Companies Act and any other similar statute, (d) be bound by certain other covenants and agreements related to the Transactions, and (e) be bound by certain transfer restrictions with respect to the securities owned by such Sponsor or Representative, as applicable, in each case, on the terms and subject to the conditions set forth in the SPAC Holders Support Agreement. The SPAC Holders Support Agreement also provides that each of the Sponsors and Representatives has agreed irrevocably to waive its redemption rights in connection with the consummation of the Transactions with respect to any SPAC Ordinary Shares they may hold. The SPAC Holders Support Agreement expires upon the earlier of the First Merger Effective Time and the termination of the Business Combination Agreement. No consideration has been or will be paid by PubCo, SPAC or GOWell to the Sponsors or Representatives in connection with such agreements. For more information, see “Ancillary Documents — SPAC Holders Support Agreement.”

SPAC Lock-Up Agreement

In connection with the Closing, the Sponsors, Representatives and Insiders will not be required to enter into any post-closing lock-up agreement with respect to the PubCo Ordinary Shares held by them as of the Closing. ~~enter into the SPAC Lock-Up Agreement providing that each of the Sponsors, Representatives and Insiders will not, subject to certain customary exceptions, transfer (i) the General Lock-Up Securities during the period commencing from the Closing Date until the date that is the earlier of (x) six months after the Closing and (y) the date following the Closing on which PubCo completes a liquidation, merger, capital share exchange, reorganization or other similar transaction that results in all of its shareholders having the right to exchange their shares of common stock for cash, securities or other property or (ii) the Private Placement Lock-Up Securities during the period commencing from the Closing Date until the date that is the earliest of (x) 30 days after the Closing and (y) the date following the Closing on which PubCo completes a liquidation, merger, capital share exchange, reorganization or other similar transaction that results in all of its shareholders having the right to exchange their shares of common stock for cash, securities or other property. While the SPAC and GOWell currently expect that all of the General Lock-Up Securities and Private Placement Lock-Up Securities held by the Sponsors, Representatives, and Insiders will be subject to the above-described transfer restrictions, the SPAC and GOWell may mutually determine to exclude from such lock-ups some or all of such securities if deemed necessary or desirable. If SPAC and GOWell waive any such lock-up, SPAC intends to file a Current Report on Form 8-K within four business days of such event, however you should know that given such timing you may not be notified before the deadline for submitting redemption requests or the EGM. For more information, see “Ancillary Documents — Lock-Up Agreements.”~~

Interests of Certain SPAC Persons in the Business Combination

In considering the unanimous recommendation of the SPAC Board to vote in favor of the Business Combination Proposal, Merger Proposal, Advisory Organizational Documents Proposals, Incentive Plan Proposal and Adjournment Proposal, shareholders should keep in mind that the Sponsors and SPAC’s officers and directors, and entities affiliated with them, have interests in such proposals that are different from, or in addition to, the interests of the SPAC Unaffiliated Shareholders.

The existence of financial and personal interests of one or more of SPAC’s officers and directors may result in a conflict of interest on the part of such director(s) between what he or they may believe is advisable and in the best interests of SPAC and its shareholders and what he or they may believe is best for himself or themselves in determining to recommend that shareholders vote for the proposals. In addition, the Sponsors have interests in the Business Combination that may conflict with your interests as a shareholder.

The personal and financial interests of the Sponsors and SPAC’s directors and officers may have influenced their motivation in identifying and selecting GOWell as a business combination target, completing an initial business combination with GOWell and influencing the operation of the business following the Closing. In considering the recommendation of the SPAC Board to vote for the proposals, SPAC’s shareholders should consider these interests.

These interests include, among other things:

●	The Prior Sponsor holds 2,028,750 Founder Shares, initially purchased for $0.008 per share. Such 2,028,750 PubCo Ordinary Shares that the Prior Sponsor and its permitted transferees will receive upon conversion of such Retained Shares in the Business Combination~~, if unrestricted and freely tradable,~~ would have an aggregate value of approximately $21.44 million based on the closing price of $10.57 per SPAC Class A Share on Nasdaq on August 10, 2026, the most recent practicable date prior to the date of this proxy statement/prospectus. ~~However, given such PubCo Ordinary Shares will be subject to lock-up restrictions, we believe such shares will have less value.~~

●	The New Sponsor purchased 990,000 Founder Shares and the assignment of the Sponsor Loan for an aggregate of $1,800,000, in a private placement consummated on September 9, 2025. Such 990,000 PubCo Ordinary Shares that the New Sponsor and its permitted transferees will receive upon conversion of such Founder Shares in the Business Combination~~, if unrestricted and freely tradable,~~ would have an aggregate value of approximately $10.46 million based on the closing price of $10.57 per SPAC Class A Share on Nasdaq on August 10, 2026, the most recent practicable date prior to the date of this proxy statement/prospectus. ~~However, given such PubCo Ordinary Shares will be subject to lock-up restrictions, we believe such shares will have less value.~~

●	Given the differential in the purchase price that the each of the Sponsors paid for the Founder Shares as compared to the price of the SPAC Class A Shares included in the SPAC Units sold in the IPO, the Sponsors may earn a positive rate of return on its investment even if the PubCo Ordinary Shares trade below $10.00 per share and the Public Shareholders experience a negative rate of return following the Closing. Accordingly, the economic interests of the Sponsors diverge from the economic interests of Public Shareholders because the Sponsors will realize a gain on their investment at times when the Public Shareholders realize a loss.

●	The Prior Sponsor purchased 125,000 Private Placement Units for $1,250,000, or $10.00 per Private Placement Unit, in a private placement that closed simultaneously with the IPO. Each Private Placement Unit consists of one SPAC Class A Share and one SPAC Right exchangeable for one-fifth of one SPAC Class A Share. Following the Business Combination, the 150,000 PubCo Ordinary Shares that the Prior Sponsor will receive upon conversion of such Private Placement Units~~, if unrestricted and freely tradable,~~ would have had an aggregate market value of approximately $1.59 million based on the closing price of $10.57 per SPAC Class A Share on Nasdaq on August 10, 2026, the most recent practicable date prior to the date of this proxy statement/prospectus. ~~However, given such PubCo Ordinary Shares will be subject to lock-up restrictions, we believe such shares will have less value.~~

●	Each of the Sponsors will lose its entire investment in us, valued at approximately $1,275,000 for the Prior Sponsor and $1,800,000 for the New Sponsor, if we do not complete a business combination within the completion window. If we do not consummate a business combination by such date, as promptly as reasonable but not more than ten business days thereafter, we will redeem the Public Shares for a pro rata portion of the funds held in the Trust Account, subject to our obligations under Cayman Islands law to provide for the claims of creditors and the requirements of other applicable law. In such event, the 2,153,750 and 990,000 SPAC Ordinary Shares held by the Prior Sponsor and the New Sponsor, respectively, may be worth very little, because following the redemption of Public Shares, we would likely have few, if any, net assets and because the Sponsors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to such shares if we fail to complete a business combination within the required period. Additionally, in such event, the 125,000 SPAC Rights underlying the Private Placement Units held by the Prior Sponsor will expire and become worthless.

●	In connection with the Business Combination Agreement, New Sponsor is negotiating on behalf of certain of SPAC’s officers and directors to enter into consulting agreements with PubCo, pursuant to which those certain persons will provide consulting services to PubCo, and pursuant to the Business Combination Agreement, prior to the Second Merger Effective Time, GOWell will issue an aggregate of 4,481,250 Company Restricted Shares to such persons as consideration for services rendered and to be rendered to PubCo. Such shares are expected to be allocated as follows: 3,315,938 shares to Michael Blitzer, the Chairman and Chief Executive Officer of SPAC, 1,105,312 shares to Kevin Shannon, Chief Operating Officer of SPAC, and 20,000 shares to each of William Denkin, Steven Tannenbaum and Carolyn Trabuco, independent directors of SPAC. At the Second Merger Effective Time, each outstanding Company Restricted Share will be converted into one PubCo Restricted Share. The PubCo Restricted Shares will vest 90 days after the Closing, subject to continued service, and will not be subject to further lock-up. Following the Business Combination, the 4,481,250 PubCo Restricted Shares received upon the conversion of such Company Restricted Shares, if unrestricted and freely tradable, would have had an aggregate market value of approximately $47.37 million based on the closing price of $10.57 per SPAC Class A Share on Nasdaq on August 10, 2026, the most recent practicable date prior to the date of this proxy statement/prospectus. However, given such PubCo Restricted Shares will be subject to vesting, we believe such shares will have less value.

●	Pursuant to the Signing PIPE Subscription Agreement, the New Sponsor purchased (i) 2,352,941 Company Preferred Shares and (ii) Company Warrants exercisable for 980,392 Company Ordinary Shares, for an aggregate investment amount of $20,000,000. At Closing, each of the Company Preferred Shares and the Company Warrants will be converted into the right to receive 2,464,986 PubCo Preferred Shares (assuming $25,882,353 of Accrued Value which represents the Stated Value plus an assumed 12 months of PIK dividends, and using a Redemption Price of $10.50, representing the lesser of (a) $10.50 and (b) the per share amount held in the SPAC’s trust account as of June 30, 2026) convertible into 2,156,863 PubCo Ordinary Shares (at an initial conversion price of $12.00 per share) and 980,392 PubCo Warrants (which is calculated as the Stated Value, divided by the $12.00 conversion price, multiplied by 0.5) exercisable for 980,392 PubCo Ordinary Shares at an initial exercise price of $12.00. Calculated on an as-converted basis, the 3,137,255 PubCo Ordinary Shares, would have an aggregate market value of approximately $32.56 million based on the closing price of $10.57 per SPAC Class A Share on Nasdaq on August 10, 2026, the most recent practicable date prior to the date of this proxy statement/prospectus, and such shares will not be subject to a lock-up. However, given such securities are not in-the-money as of the date of this proxy statement/prospectus, we believe such securities will have less value.

●	New Sponsor will receive its allocable portion of the Earnout Shares (not to exceed 6.25% of the aggregate Earnout Shares), in three tranches respectively, if PubCo and its subsidiaries achieve certain EBITDA targets following the Closing.

●	The Sponsors and the SPAC’s officers and directors have agreed not to redeem any of the SPAC Ordinary Shares held by them in connection with a shareholder vote to approve the Business Combination.

●	If the Trust Account is liquidated, the New Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser amount per Public Share as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into a letter of intent, confidentiality or similar agreement or business combination agreement or claims of any third party for services rendered or products sold to us (other than our independent registered public accounting firm and the Representatives), but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

●	The SPAC’s existing and former officers and directors will be eligible for continued indemnification and continued coverage under a directors’ and officers’ liability insurance policy for a period of six (6) years after the Business Combination. Additionally, pursuant to the A&R Letter Agreement and the Indemnification Agreement, the indemnification of the Prior Sponsor and New Sponsor, respectively, will survive the Closing.

●	In connection with the Closing, the New Sponsor and the SPAC’s current officers and directors would be entitled to the repayment of any outstanding working capital loans and advances that have been made to the SPAC. In order to finance transaction costs in connection with a business combination, the New Sponsor or certain of the SPAC’s officers or directors may, but are not obligated to, loan the SPAC Working Capital Loans. In the event that a business combination does not close, the SPAC may use a portion of the working capital held outside the Trust Account to repay the Working Capital Loans but no proceeds from the Trust Account would be used to repay the Working Capital Loans. Up to $1,500,000 of such Working Capital Loans may be convertible into private placement units at $10.00 per unit at the option of the lender. The units would be identical to the Private Placement Units. As of the date of this proxy statement/prospectus, no such Working Capital Loans are outstanding.

●	Additionally, the New Sponsor would be entitled to the repayment of any loans that have been made to the SPAC pursuant to Sponsor Loan. In the event that a business combination does not close, the SPAC may use a portion of the working capital held outside the Trust Account to repay the Sponsor Loan, but no proceeds from the Trust Account would be used to repay the Sponsor Loan. As of the date of this proxy statement/prospectus, $800,000 is outstanding under the Sponsor Loan.

●	Upon the Closing, subject to the terms and conditions of the Business Combination Agreement, the New Sponsor, and the SPAC’s current officers and directors and their respective affiliates may be entitled to reimbursement for any reasonable out-of-pocket expenses related to identifying, investigating and consummating an initial business combination, and repayment of any other loans. As of the date of this proxy statement/prospectus, no reimbursable out-of-pocket expenses, advances, and other loans were outstanding.

●	Pursuant to the Registration Rights Agreement, the SPAC’s officers and directors, and the Sponsors and its members will have customary registration rights, including demand and piggy-back rights, subject to cooperation and cut-back provisions with respect to the PubCo Ordinary Shares held by such parties following the consummation of the Business Combination. It is estimated that each of the Prior Sponsor and New Sponsor will hold 2,178,750 and 13,706,544 (excluding the PubCo Ordinary Shares underlying the PubCo Warrant) PubCo Ordinary Shares, respectively, eligible for registration.

●	The continued indemnification of former and current directors and officers of SPAC and the New Sponsor and the continuation of directors’ and officers’ liability insurance after the Business Combination.

●	The fact that Kevin Shannon is expected to be a director of PubCo following the Business Combination. As such, in the future, he may receive fees for his service as a director, which may consist of cash or stock-based awards, and any other remuneration that the PubCo Board determines to pay its non-employee directors.

●	The fact that the New Sponsor and SPAC’s current directors and officers may be incentivized to complete the Business Combination, or an alternative initial business combination, with a less favorable company or on terms less favorable to shareholders, rather than to liquidate, which would cause the New Sponsor to lose its entire investment. As a result, the New Sponsor may have a conflict of interest in determining whether GOWell is an appropriate business with which to complete a business combination and/or in evaluating the terms of the Business Combination.

In addition, as a result of multiple business affiliations, our directors and officers have fiduciary, contractual or similar legal obligations to other entities, which may require our directors and officers to present a business combination opportunity to such other entity and only present it to us if such entity rejects the opportunity, subject to his or her fiduciary duties under Cayman Islands law. We believe, however, that there were no such corporate opportunities presented to our directors and officers which were not presented to the SPAC, and therefore that our directors’ and officers’ additional fiduciary, contractual, or similar legal obligations to other entities did not impact our search for a business combination target. For more information, see “Information About the SPAC — Conflicts of Interest.”

Compensation to be Received by the Sponsors and SPAC’s Officers and Directors in Connection with the Business Combination and Signing PIPE Investment

Set forth below is a summary of the amount of compensation and securities received or to be received by the Sponsor and SPAC’s officers and directors in connection with the Business Combination.

	Securities to be Received	Other Compensation
New Sponsor	(i) 990,000 PubCo Ordinary Shares upon the exchange of 990,000 Founder Shares, which were initially purchased in the Sponsor Transaction for $1.31 per share, (ii) approximately 2,464,986 PubCo Preferred Shares upon the exchange of 2,352,941 Company Preferred Shares, which were initially purchased in the Signing PIPE Investment for $20 million (assuming $25,882,353 of Accrued Value which represents the Stated Value plus an assumed 12 months of PIK dividends, and using a Redemption Price of $10.50 (representing the lesser of (a) $10.50 and (b) the per share amount held in the SPAC’s trust account as of June 30, 2026), (iii) PubCo Warrants upon the exchange of Company Warrants purchased in the Signing PIPE Investment (which is calculated as the Stated Value, divided by the $12.00 conversion price, multiplied by 0.5) exercisable for 980,392 Company Ordinary Shares at an initial exercise price of $12.00, and (iv) its allocable portion of the Earnout Shares (not to exceed 6.25% of the aggregate Earnout Shares), in three tranches respectively, if PubCo and its subsidiaries achieve certain EBITDA targets following the Closing. Such securities will not be subject to any post-closing lock-up.

Repayment of the $800,000 principal amount outstanding under the Sponsor Loan.

Continued indemnification and the continuation of directors’ and officers’ liability insurance after the Business Combination.

Prior Sponsor	(i) 2,028,750 PubCo Ordinary Shares upon the exchange of 2,028,750 Retained Shares, which were initially purchased prior to the IPO for $0.008 per share, and (ii) 150,000 PubCo Ordinary Shares upon the exchange of 125,000 Private Placement Units purchased for $10.00 per Unit in a private placement. Such securities will not be subject to any post-closing lock-up.	Continued indemnification and the continuation of directors’ and officers’ liability insurance after the Business Combination.

SPAC Officers and Directors	In connection with the Business Combination Agreement, New Sponsor is negotiating on behalf of certain of SPAC’s officers and directors to enter into consulting agreements with PubCo, pursuant to which those certain persons will provide consulting services to PubCo, and pursuant to the Business Combination Agreement, prior to the Second Merger Effective Time, GOWell will issue an aggregate of 4,481,250 Company Restricted Shares to such persons as consideration for services rendered and to be rendered to PubCo. Such shares are expected to be allocated as follows: 3,315,938 shares to Michael Blitzer, the Chairman and Chief Executive Officer of SPAC, 1,105,312 shares to Kevin Shannon, Chief Operating Officer of SPAC, and 20,000 shares to each of William Denkin, Steven Tannenbaum and Carolyn Trabuco, independent directors of SPAC. At the Second Merger Effective Time, each outstanding Company Restricted Share will be converted into one PubCo Restricted Share. The PubCo Restricted Shares will vest 90 days after the Closing, subject to continued service, and will not be subject to further lock-up.

Kevin Shannon, the Chief Operating Officer of the SPAC, is expected to serve as a director of PubCo after the Closing and, as such, in the future, may receive compensation for his service as a director of PubCo as determined by the PubCo Board.

Reimbursement for any out-of-pocket expenses incurred related to identifying, negotiating, investigating and completing the Business Combination; no such amounts are outstanding as of the date of this proxy statement/prospectus.

Continued indemnification and the continuation of directors’ and officer’s liability insurance after the Business Combination.

The securities to be issued to the Sponsors and SPAC’s officers and directors may result in a material dilution of the equity interests of non-redeeming Public Shareholders. None of the funds in the Trust Account will be used to compensate our officers or directors. Except as set forth above, no compensation of any kind, including finder’s and consulting fees, have been paid or will be paid to the Sponsors, SPAC’s officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of the Business Combination. However, as detailed above, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations, as discussed above. The reimbursement of expenses and advances to the Sponsors and SPAC’s officers and directors may result in a material dilution of the equity interests of non-redeeming Public Shareholders.

Risk Factors

The following updates and amends page 64 of the Proxy Statement/Prospectus by (i) adding the double-underlined bolded text (indicated textually in the same manner as the following example: underlined bolded text) and (ii) deleting the text with strikethrough (indicated textually in the same manner as the following example: ~~text with strikethrough~~), as set forth below:

The A&R Letter Agreement with the Sponsors and the SPAC’s officers and directors may be amended without shareholder approval.

The A&R Letter Agreement with the Sponsors, Representatives and the SPAC’s officers and directors contains provisions relating to transfer restrictions of the Founder Shares, Retained Shares and Private Placement Units, indemnification of the Trust Account, waiver of redemption rights and participation in liquidating distributions from the Trust Account. The A&R Letter Agreement may be amended without shareholder approval, and was amended and restated in connection with the Sponsor Transaction. Additionally, on August 31, 2026, the parties thereto entered into an amendment to the A&R Letter Agreement which terminates the post-closing lock-ups set forth in the A&R Letter Agreement. While the SPAC does not expect the SPAC Board to approve any further amendments to the A&R Letter Agreement prior to the SPAC’s initial business combination, it may be possible that the SPAC Board, in exercising its business judgment and subject to its fiduciary duties, chooses to approve one or more amendments to the A&R Letter Agreement. Any such amendments to the A&R Letter Agreement would not require approval from the SPAC Shareholders and may have an adverse effect on the value of an investment in the SPAC’s securities. Concurrently with the execution of the Business Combination Agreement, the SPAC entered into the SPAC Holders’ Support Agreement with the Sponsors and Representatives and GOWell, pursuant to which each of the Sponsors and Representatives agreed to vote its shares in favor of all proposals being presented at the EGM. Amendment of the Sponsors and Representatives’ Support Agreement would require approval from the SPAC, the Sponsors and Representatives, GOWell and PubCo, but would not require approval from the SPAC Shareholders.

The Business Combination

The following updates and amends pages 103-104, 115, and 136-141 of the Proxy Statement/Prospectus by (i) adding the double-underlined bolded text (indicated textually in the same manner as the following example: underlined bolded text) and (ii) deleting the text with strikethrough (indicated textually in the same manner as the following example: ~~text with strikethrough~~), as set forth below:

Ancillary Documents

SPAC Holders Support Agreement

In connection with the execution of the Business Combination Agreement, on October 13, 2025 as amended on August 31, 2026, SPAC entered into the SPAC Holders Support Agreement with the Sponsors, Representatives, the Company and PubCo. Pursuant to the SPAC Holders Support Agreement, the Sponsors and Representatives agreed to, among other things, (a) vote any SPAC Ordinary Shares held by such Sponsor or Representative, as applicable, in favor of the Business Combination Agreement and the transactions contemplated thereby, (b) waive its anti-dilution rights under the SPAC Articles, (c) waive its dissenter rights under Section 238 of the Cayman Companies Act and any other similar statute, (d) be bound by certain other covenants and agreements related to the Transactions, and (e) be bound by certain transfer restrictions with respect to the securities owned by such Sponsor or Representative, as applicable, in each case, on the terms and subject to the conditions set forth in the SPAC Holders Support Agreement. The SPAC Holders Support Agreement also provides that each of the Sponsors and Representatives has agreed irrevocably to waive its redemption rights in connection with the consummation of the Transactions with respect to any SPAC Ordinary Shares they may hold. The SPAC Holders Support Agreement expires upon the earlier of the First Merger Effective Time and the termination of the Business Combination Agreement. No consideration has been or will be paid by PubCo, SPAC or GOWell to the Sponsors or Representatives in connection with such agreements. For more information, see “Ancillary Documents — SPAC Holders Support Agreement.”

SPAC Lock-Up Agreement

In connection with the Closing, the Sponsors, Representatives and Insiders will not be required to enter into any post-closing lock-up agreement with respect to the PubCo Ordinary Shares held by them as of the Closing. ~~enter into the SPAC Lock-Up Agreement providing that each of the Sponsors, Representatives and Insiders will not, subject to certain customary exceptions, transfer (i) the General Lock-Up Securities during the period commencing from the Closing Date until the date that is the earlier of (x) six months after the Closing and (y) the date following the Closing on which PubCo completes a liquidation, merger, capital share exchange, reorganization or other similar transaction that results in all of its shareholders having the right to exchange their shares of common stock for cash, securities or other property or (ii) the Private Placement Lock-Up Securities during the period commencing from the Closing Date until the date that is the earliest of (x) 30 days after the Closing and (y) the date following the Closing on which PubCo completes a liquidation, merger, capital share exchange, reorganization or other similar transaction that results in all of its shareholders having the right to exchange their shares of common stock for cash, securities or other property. While the SPAC and GOWell currently expect that all of the General Lock-Up Securities and Private Placement Lock-Up Securities held by the Sponsors, Representatives, and Insiders will be subject to the above-described transfer restrictions, the SPAC and GOWell may mutually determine to exclude from such lock-ups some or all of such securities if deemed necessary or desirable. If SPAC and GOWell waive any such lock-up, SPAC intends to file a Current Report on Form 8-K within four business days of such event, however you should know that given such timing you may not be notified before the deadline for submitting redemption requests or the EGM. For more information, see “Ancillary Documents — Lock-Up Agreements.”~~

Background of the Business Combination

On August 31, 2026, IPEX and GOWell agreed to terminate each and every post-closing transfer restriction applicable to the Sponsors and the Representatives. Accordingly, on August 31, 2026 (i) IPEX and GOWell entered into the Third Amendment to the Business Combination Agreement (the “BCA Amendment”), which removes the covenant requiring each Sponsor to enter into a Lock-Up Agreement with PubCo, (ii) IPEX, GOWell, IPF, Maywood Sponsor, Cohen, and Seaport entered into an Amendment to SPAC Holders Support Agreement (the “Support Agreement Amendment”), which removes in its entirety all references to the Sponsor Lock-Up Agreement, and (iii) IPEX, the Sponsors, the Representatives, and the other parties to the A&R Letter Agreement entered into an omnibus amendment which terminates the post-closing transfer restrictions set forth in the A&R Letter Agreement and in the Underwriting Agreement (the “Omnibus Amendment”). The effect of these amendments will be that an aggregate of 3,337,500 PubCo Ordinary Shares collectively held by IPF, Maywood Sponsor, Cohen, and Seaport after the Closing will be freely tradeable and not subject to lockup restrictions.

Interests of Certain SPAC Persons in the Business Combination

When you consider the recommendation of the SPAC Board in favor of approval of the Business Combination Proposal and the other Shareholder Proposals included herein, you should keep in mind that the Sponsors and SPAC’s directors and officers have interests in such proposals that are different from, in addition to and/or in conflict with, those of the SPAC Shareholders generally. These interests include, among other things:

●	The Prior Sponsor holds 2,028,750 Founder Shares, initially purchased for $0.008 per share. Such 2,028,750 PubCo Ordinary Shares that the Prior Sponsor and its permitted transferees will receive upon conversion of such Retained Shares in the Business Combination~~, if unrestricted and freely tradable,~~ would have an aggregate value of approximately $21.44 million based on the closing price of $10.57 per SPAC Class A Share on Nasdaq on August 10, 2026, the most recent practicable date prior to the date of this proxy statement/prospectus. ~~However, given such PubCo Ordinary Shares will be subject to lock-up restrictions, we believe such shares will have less value.~~

●	The New Sponsor purchased 990,000 Founder Shares and the assignment of the Sponsor Loan for an aggregate of $1,800,000, in a private placement consummated on September 9, 2025. Such 990,000 PubCo Ordinary Shares that the New Sponsor and its permitted transferees will receive upon conversion of such Founder Shares in the Business Combination~~, if unrestricted and freely tradable,~~ would have an aggregate value of approximately $10.46 million based on the closing price of $10.57 per SPAC Class A Share on Nasdaq on August 10, 2026, the most recent practicable date prior to the date of this proxy statement/prospectus. ~~However, given such PubCo Ordinary Shares will be subject to lock-up restrictions, we believe such shares will have less value.~~

●	Given the differential in the purchase price that the each of the Sponsors paid for the Founder Shares as compared to the price of the SPAC Class A Shares included in the SPAC Units sold in the IPO, the Sponsors may earn a positive rate of return on its investment even if the PubCo Ordinary Shares trade below $10.00 per share and the Public Shareholders experience a negative rate of return following the Closing. Accordingly, the economic interests of the Sponsors diverge from the economic interests of Public Shareholders because the Sponsors will realize a gain on their investment at times when the Public Shareholders realize a loss.

●	The Prior Sponsor purchased 125,000 Private Placement Units for $1,250,000, or $10.00 per Private Placement Unit, in a private placement that closed simultaneously with the IPO. Each Private Placement Unit consists of one SPAC Class A Share and one SPAC Right exchangeable for one-fifth of one SPAC Class A Share. Following the Business Combination, the 150,000 PubCo Ordinary Shares that the Prior Sponsor will receive upon conversion of such Private Placement Units~~, if unrestricted and freely tradable,~~ would have had an aggregate market value of approximately $1.59 million based on the closing price of $10.57 per SPAC Class A Share on Nasdaq on August 10, 2026, the most recent practicable date prior to the date of this proxy statement/prospectus. ~~However, given such PubCo Ordinary Shares will be subject to lock-up restrictions, we believe such shares will have less value.~~

●	Each of the Sponsors will lose its entire investment in us, valued at approximately $1,275,000 for the Prior Sponsor and $1,800,000 for the New Sponsor, if we do not complete a business combination within the completion window. If we do not consummate a business combination by such date, as promptly as reasonable but not more than ten business days thereafter, we will redeem the Public Shares for a pro rata portion of the funds held in the Trust Account, subject to our obligations under Cayman Islands law to provide for the claims of creditors and the requirements of other applicable law. In such event, the 2,153,750 and 990,000 SPAC Ordinary Shares held by the Prior Sponsor and the New Sponsor, respectively, may be worth very little, because following the redemption of Public Shares, we would likely have few, if any, net assets and because the Sponsors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to such shares if we fail to complete a business combination within the required period. Additionally, in such event, the 125,000 SPAC Rights underlying the Private Placement Units held by the Prior Sponsor will expire and become worthless.

●	In connection with the Business Combination Agreement, New Sponsor is negotiating on behalf of certain of SPAC’s officers and directors to enter into consulting agreements with PubCo, pursuant to which those certain persons will provide consulting services to PubCo, and pursuant to the Business Combination Agreement, prior to the Second Merger Effective Time, GOWell will issue an aggregate of 4,481,250 Company Restricted Shares to such persons as consideration for services rendered and to be rendered to PubCo. Such shares are expected to be allocated as follows: 3,315,938 shares to Michael Blitzer, the Chairman and Chief Executive Officer of SPAC, 1,105,312 shares to Kevin Shannon, Chief Operating Officer of SPAC, and 20,000 shares to each of William Denkin, Steven Tannenbaum and Carolyn Trabuco, independent directors of SPAC. At the Second Merger Effective Time, each outstanding Company Restricted Share will be converted into one PubCo Restricted Share. The PubCo Restricted Shares will vest 90 days after the Closing, subject to continued service, and will not be subject to further lock-up. Following the Business Combination, the 4,481,250 PubCo Restricted Shares received upon the conversion of such Company Restricted Shares, if unrestricted and freely tradable, would have had an aggregate market value of approximately $47.37 million based on the closing price of $10.57 per SPAC Class A Share on Nasdaq on August 10, 2026, the most recent practicable date prior to the date of this proxy statement/prospectus. However, given such PubCo Restricted Shares will be subject to vesting, we believe such shares will have less value.

●	Pursuant to the Signing PIPE Subscription Agreement, the New Sponsor purchased (i) 2,352,941 Company Preferred Shares and (ii) Company Warrants exercisable for 980,392 Company Ordinary Shares, for an aggregate investment amount of $20,000,000. At Closing, each of the Company Preferred Shares and the Company Warrants will be converted into the right to receive 2,464,986 PubCo Preferred Shares (assuming $25,882,353 of Accrued Value which represents the Stated Value plus an assumed 12 months of PIK dividends, and using a Redemption Price of $10.50, representing the lesser of (a) $10.50 and (b) the per share amount held in the SPAC’s trust account as of June 30, 2026) convertible into 2,156,863 PubCo Ordinary Shares (at an initial conversion price of $12.00 per share) and 980,392 PubCo Warrants (which is calculated as the Stated Value, divided by the $12.00 conversion price, multiplied by 0.5) exercisable for 980,392 PubCo Ordinary Shares at an initial exercise price of $12.00. Calculated on an as-converted basis, the 3,137,255 PubCo Ordinary Shares, would have an aggregate market value of approximately $32.56 million based on the closing price of $10.57 per SPAC Class A Share on Nasdaq on August 10, 2026, the most recent practicable date prior to the date of this proxy statement/prospectus, and such shares will not be subject to a lock-up. However, given such securities are not in-the-money as of the date of this proxy statement/prospectus, we believe such securities will have less value.

●	New Sponsor will receive its allocable portion of the Earnout Shares (not to exceed 6.25% of the aggregate Earnout Shares), in three tranches respectively, if PubCo and its subsidiaries achieve certain EBITDA targets following the Closing.

●	The Sponsors and the SPAC’s officers and directors have agreed not to redeem any of the SPAC Ordinary Shares held by them in connection with a shareholder vote to approve the Business Combination.

●	If the Trust Account is liquidated, the New Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser amount per Public Share as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into a letter of intent, confidentiality or similar agreement or business combination agreement or claims of any third party for services rendered or products sold to us (other than our independent registered public accounting firm and the Representatives), but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

●	The SPAC’s existing and former officers and directors will be eligible for continued indemnification and continued coverage under a directors’ and officers’ liability insurance policy for a period of six (6) years after the Business Combination. Additionally, pursuant to the A&R Letter Agreement and the Indemnification Agreement, the indemnification of the Prior Sponsor and New Sponsor, respectively, will survive the Closing.

●	In connection with the Closing, the New Sponsor and the SPAC’s current officers and directors would be entitled to the repayment of any outstanding working capital loans and advances that have been made to the SPAC. In order to finance transaction costs in connection with a business combination, the New Sponsor or certain of the SPAC’s officers or directors may, but are not obligated to, loan the SPAC Working Capital Loans. In the event that a business combination does not close, the SPAC may use a portion of the working capital held outside the Trust Account to repay the Working Capital Loans but no proceeds from the Trust Account would be used to repay the Working Capital Loans. Up to $1,500,000 of such Working Capital Loans may be convertible into private placement units at $10.00 per unit at the option of the lender. The units would be identical to the Private Placement Units. As of the date of this proxy statement/prospectus, no such Working Capital Loans are outstanding.

●	Additionally, the New Sponsor would be entitled to the repayment of any loans that have been made to the SPAC pursuant to Sponsor Loan. In the event that a business combination does not close, the SPAC may use a portion of the working capital held outside the Trust Account to repay the Sponsor Loan, but no proceeds from the Trust Account would be used to repay the Sponsor Loan. As of the date of this proxy statement/prospectus, $800,000 is outstanding under the Sponsor Loan.

●	Upon the Closing, subject to the terms and conditions of the Business Combination Agreement, the New Sponsor, and the SPAC’s current officers and directors and their respective affiliates may be entitled to reimbursement for any reasonable out-of-pocket expenses related to identifying, investigating and consummating an initial business combination, and repayment of any other loans. As of the date of this proxy statement/prospectus, no reimbursable out-of-pocket expenses, advances, and other loans were outstanding.

●	Pursuant to the Registration Rights Agreement, the SPAC’s officers and directors, and the Sponsors and its members will have customary registration rights, including demand and piggy-back rights, subject to cooperation and cut-back provisions with respect to the PubCo Ordinary Shares held by such parties following the consummation of the Business Combination. It is estimated that each of the Prior Sponsor and New Sponsor will hold 2,178,750 and 13,706,544 (excluding the PubCo Ordinary Shares underlying the PubCo Warrant) PubCo Ordinary Shares, respectively, eligible for registration.

●	The continued indemnification of former and current directors and officers of SPAC and the New Sponsor and the continuation of directors’ and officers’ liability insurance after the Business Combination.

●	The fact that Kevin Shannon is expected to be a director of PubCo following the Business Combination. As such, in the future, he may receive fees for his service as a director, which may consist of cash or stock-based awards, and any other remuneration that the PubCo Board determines to pay its non-employee directors.

●	The fact that the New Sponsor and SPAC’s current directors and officers may be incentivized to complete the Business Combination, or an alternative initial business combination, with a less favorable company or on terms less favorable to shareholders, rather than to liquidate, which would cause the New Sponsor to lose its entire investment. As a result, the New Sponsor may have a conflict of interest in determining whether GOWell is an appropriate business with which to complete a business combination and/or in evaluating the terms of the Business Combination.

In addition, as a result of multiple business affiliations, our directors and officers have fiduciary, contractual or similar legal obligations to other entities, which may require our directors and officers to present a business combination opportunity to such other entity and only present it to us if such entity rejects the opportunity, subject to his or her fiduciary duties under Cayman Islands law. We believe, however, that there were no such corporate opportunities presented to our directors and officers which were not presented to the SPAC, and therefore that our directors’ and officers’ additional fiduciary, contractual, or similar legal obligations to other entities did not impact our search for a business combination target. For more information, see “Information About the SPAC — Conflicts of Interest.”

Compensation to be Received by the Sponsors and SPAC’s Officers and Directors in Connection with the Business Combination and Signing PIPE Investment

Set forth below is a summary of the amount of compensation and securities received or to be received by the Sponsor and SPAC’s officers and directors in connection with the Business Combination.

	Securities to be Received	Other Compensation
New Sponsor	(i) 990,000 PubCo Ordinary Shares upon the exchange of 990,000 Founder Shares, which were initially purchased in the Sponsor Transaction for $1.31 per share, (ii) approximately 2,464,986 PubCo Preferred Shares upon the exchange of 2,352,941 Company Preferred Shares, which were initially purchased in the Signing PIPE Investment for $20 million (assuming $25,882,353 of Accrued Value which represents the Stated Value plus an assumed 12 months of PIK dividends, and using a Redemption Price of $10.50 (representing the lesser of (a) $10.50 and (b) the per share amount held in the SPAC’s trust account as of June 30, 2026), (iii) PubCo Warrants upon the exchange of Company Warrants purchased in the Signing PIPE Investment (which is calculated as the Stated Value, divided by the $12.00 conversion price, multiplied by 0.5) exercisable for 980,392 Company Ordinary Shares at an initial exercise price of $12.00, and (iv) its allocable portion of the Earnout Shares (not to exceed 6.25% of the aggregate Earnout Shares), in three tranches respectively, if PubCo and its subsidiaries achieve certain EBITDA targets following the Closing. Such securities will not be subject to any post-closing lock-up.

Repayment of the $800,000 principal amount outstanding under the Sponsor Loan.

Continued indemnification and the continuation of directors’ and officers’ liability insurance after the Business Combination.

Prior Sponsor	(i) 2,028,750 PubCo Ordinary Shares upon the exchange of 2,028,750 Retained Shares, which were initially purchased prior to the IPO for $0.008 per share, and (ii) 150,000 PubCo Ordinary Shares upon the exchange of 125,000 Private Placement Units purchased for $10.00 per Unit in a private placement. Such securities will not be subject to any post-closing lock-up.	Continued indemnification and the continuation of directors’ and officers’ liability insurance after the Business Combination.
SPAC Officers and Directors	In connection with the Business Combination Agreement, New Sponsor is negotiating on behalf of certain of SPAC’s officers and directors to enter into consulting agreements with PubCo, pursuant to which those certain persons will provide consulting services to PubCo, and pursuant to the Business Combination Agreement, prior to the Second Merger Effective Time, GOWell will issue an aggregate of 4,481,250 Company Restricted Shares to such persons as consideration for services rendered and to be rendered to PubCo. Such shares are expected to be allocated as follows: 3,315,938 shares to Michael Blitzer, the Chairman and Chief Executive Officer of SPAC, 1,105,312 shares to Kevin Shannon, Chief Operating Officer of SPAC, and 20,000 shares to each of William Denkin, Steven Tannenbaum and Carolyn Trabuco, independent directors of SPAC. At the Second Merger Effective Time, each outstanding Company Restricted Share will be converted into one PubCo Restricted Share. The PubCo Restricted Shares will vest 90 days after the Closing, subject to continued service, and will not be subject to further lock-up.

Kevin Shannon, the Chief Operating Officer of the SPAC, is expected to serve as a director of PubCo after the Closing and, as such, in the future, may receive compensation for his service as a director of PubCo as determined by the PubCo Board.

Reimbursement for any out-of-pocket expenses incurred related to identifying, negotiating, investigating and completing the Business Combination; no such amounts are outstanding as of the date of this proxy statement/prospectus.

Continued indemnification and the continuation of directors’ and officer’s liability insurance after the Business Combination.

The securities to be issued to the Sponsors and SPAC’s officers and directors may result in a material dilution of the equity interests of non-redeeming Public Shareholders. None of the funds in the Trust Account will be used to compensate our officers or directors. Except as set forth above, no compensation of any kind, including finder’s and consulting fees, have been paid or will be paid to the Sponsors, SPAC’s officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of the Business Combination. However, as detailed above, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations, as discussed above. The reimbursement of expenses and advances to the Sponsors and SPAC’s officers and directors may result in a material dilution of the equity interests of non-redeeming Public Shareholders.

Ancillary Documents

The following updates and amends pages 155-158 of the Proxy Statement/Prospectus by (i) adding the double-underlined bolded text (indicated textually in the same manner as the following example: underlined bolded text) and (ii) deleting the text with strikethrough (indicated textually in the same manner as the following example: ~~text with strikethrough~~), as set forth below:

SPAC Holders Support Agreement

In connection with the execution of the Business Combination Agreement, on October 13, 2025 as amended on August 31, 2026, the Sponsors and Representatives entered into the SPAC Holders Support Agreement with Company and PubCo, pursuant to which the Sponsors and Representatives agreed to vote, at any meeting of the SPAC Shareholders, (i) in favor of the Condition Precedent Proposals, and any matters or actions in furtherance thereof, (ii) in favor of any Adjournment Proposal, if proposed, and (iii) against any Alternative Transaction, any proposal, action, transaction, or agreements that may frustrate any provision of the Business Combination Agreement, and any proposal that may result in a change in the SPAC’s management team, business, or the SPAC Board. In addition, the SPAC Holders Support Agreement prohibits the Sponsors and Representatives from, among other things, selling, assigning or transferring any SPAC Ordinary Shares held by them except to certain permitted transferees, until the earliest of (x) the Second Merger Effective Time and (y) such date or time as the Business Combination Agreement is validly terminated.

Pursuant to the SPAC Holders Support Agreement, each of the Sponsors irrevocably and unconditionally agreed not to submit any SPAC Class A Shares owned by them for redemption in connection with the Business Combination, and the Sponsors agreed to comply with their non-redemption obligations as specified in the A&R Letter Agreement entered into in connection with the Sponsor Transaction.

No consideration has been or will be paid by PubCo, SPAC or GOWell to the Sponsors and Representatives in connection with such agreements.

A copy of the SPAC Holders Support Agreement is attached as Annex E to this proxy statement/prospectus.

Lock-Up Agreement~~s~~

In connection with the Closing, the Sponsors, Representatives, and any Insiders (if applicable) will not be required to enter into any post-closing lock-up agreement with respect to the PubCo Ordinary Shares held by them as of the Closing. ~~enter into the SPAC Lock-Up Agreement with PubCo, pursuant to which each of the parties will agree not to transfer any PubCo Ordinary Shares from the Closing Date until, (i) with respect to the General Lock-Up Securities, the earlier of (x) the six (6) months after the Closing and (y) the date following the Closing on which PubCo completes a liquidation, merger, capital share exchange, reorganization or other similar transaction that results in all of its stockholders having the right to exchange their shares of common stock for cash, securities or other property and (ii) with respect to the Private Placement Lock-Up Securities, the earlier of (x) thirty (30) days after the Closing and (y) the date following the Closing on which PubCo completes a liquidation, merger, capital share exchange, reorganization or other similar transaction that results in all of its stockholders having the right to exchange their shares of common stock for cash, securities or other property. While the SPAC and GOWell currently expect that all of the General Lock-Up Securities and Private Placement Lock-Up Securities held by the Sponsors, Representatives, and Insiders will be subject to the above-described transfer restrictions, the SPAC and GOWell may mutually determine to exclude from such lock-ups some or all of such securities if deemed necessary or desirable. If SPAC and GOWell waive any such lock-up, SPAC intends to file a Current Report on Form 8-K within four business days of such event, however you should know that given such timing you may not be notified before the deadline for submitting redemption requests or the EGM.~~

Also in connection with the Closing, the GOWell Shareholder will enter into the Company Lock-Up Agreement with PubCo, pursuant to which the GOWell Shareholder will agree not to transfer any PubCo Ordinary Shares it receives in connection with the Business Combination Agreement until the earlier of (x) six (6) months after the Closing and (y) the date following the Closing on which PubCo completes a liquidation, merger, capital share exchange, reorganization or other similar transaction that results in all of its stockholders having the right to exchange their shares of common stock for cash, securities or other property.

We estimate that approximately ~~31,964,186~~ 28,571,430 PubCo Ordinary Shares will be subject to lock-up pursuant to the Company Lock-Up Agreement~~s~~ (which includes all of the shares to be held by the ~~Sponsors, Representatives, and the~~ GOWell Shareholder), representing approximately ~~68%~~ 61.1% of the total issued and outstanding PubCo Ordinary Shares following the Business Combination, assuming the No Redemptions Scenario, or approximately 75.0% of the total issued and outstanding PubCo Ordinary Shares following the Business Combination, assuming the Maximum Redemptions Scenario.

Copies of the ~~Form of Sponsor Lock-Up Agreement and~~ Form of Company Lock-Up Agreement ~~are~~ is attached as Annex F ~~and Annex G, respectively,~~ to this proxy statement/prospectus.

Set forth below is a tabular presentation of the post-closing lock-ups.

Lock-Up Party	Number and Type of Securities	Lock-Up Period	Permitted Transferees
Prior Sponsor	(a) 2,028,750 PubCo Ordinary Shares upon the exchange of 2,028,750 Retained Shares in the First Merger, and (b) 150,000 PubCo Ordinary Shares upon the separation of the Private Placement Units in the Unit Separation and exchange of SPAC Class A Shares in the First Merger.	None ~~With respect to (a), the General Lock-Up Period(1), and with respect to (b) the Private Placement Lock-Up Period(2)~~	Not applicable ~~Permitted Transferees(3)~~
New Sponsor	990,000 PubCo Ordinary Shares upon the exchange of 990,000 Founder Shares in the First Merger.	None ~~General Lock-Up Period(1)~~	Not applicable ~~Permitted Transferees(3)~~
Representatives	168,750 PubCo Ordinary Shares upon the separation of Private Placement Units in the Unit Separation and exchange of SPAC Class A Shares in the First Merger.	None ~~Private Placement Lock-Up Period(2)~~	Not applicable ~~Permitted Transferees(3)~~
GOWell Shareholder	Company Consideration Shares, representing the consideration payable to the GOWell Shareholder, shall consist of PubCo Ordinary Shares in an amount equal to the quotient of (x) $300,000,000 divided by (y) the Redemption Price.	General Lock-Up Period(1)	Permitted Transferees(3)

(1)	The General Lock-Up Period is the period commencing immediately following the Closing Date until the earlier of (x) the six (6) months after the Closing and (y) the date following the Closing on which PubCo completes a liquidation, merger, capital share exchange, reorganization or other similar transaction that results in all of its stockholders having the right to exchange their shares of common stock for cash, securities or other property.

~~(2)~~	~~The Private Placement Lock-Up Period is the period commencing immediately following the Closing Date until the earlier of (x) thirty (30) days after the Closing and (y) the date following the Closing on which PubCo completes a liquidation, merger, capital share exchange, reorganization or other similar transaction that results in all of its stockholders having the right to exchange their shares of common stock for cash, securities or other property.~~

(3)	The lock-up restrictions will not apply to the following transfers: (a) to PubCo’s officers or directors, any Affiliates or immediate family members of any of PubCo’s officers or directors, ~~any members or partners of either of the Sponsors or their Affiliates, any Affiliates of either of the Sponsors,~~ or any employees of such Affiliates; (b) in the case of an individual, to any immediate family members of such individual; (c) to any investment funds or vehicles controlled or managed by the securityholder or any of its Affiliates; (d) by gift to a trust, the beneficiary of which is a Person to whom a Transfer would be permitted under the Permitted Transfers (as defined below), or to a charitable organization; (e) in the case of an individual, by virtue of laws of descent and distribution upon death of such individual; (f) in the case of an individual, pursuant to a qualified domestic relations order; (g) in the case of an individual, to a partnership, limited liability company or other entity of which such individual and/or the family members of such individual are the legal and beneficial owner of all of the outstanding equity securities or similar interests; (h) to a nominee or custodian of a Person to whom a Transfer would be permitted under clause (a); (i) pursuant to any legal, regulatory or other order; (j) in the case of an entity that is a trust, to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust; (k) in the case of an entity, as part of a distribution to members, partners, shareholders or equityholders of the entity; (l) by virtue of the laws of an entity’s jurisdiction of incorporation or organization, an entity’s organizational documents or the rights attaching to the equity interests in the entity upon dissolution of such entity; (m) in connection with the exercise of any options, warrants or other convertible securities to purchase PubCo Ordinary Shares (which exercises may be effected on a cashless basis to the extent the instruments representing such options or warrants permit exercises on a cashless basis) to the extent that any PubCo Ordinary Shares issued upon such exercise are GOWell Lock-Up Securities; (n) in the case of an entity, to satisfy tax withholding obligations in connection with such entity’s equity incentive plans or arrangements; (o) in connection with any bona fide mortgage, pledge or encumbrance to a financial institution, as collateral or security in connection with any bona fide loan or debt transaction or enforcement thereunder, including foreclosure thereof; (p) in connection with a transfer pursuant to a bona fide third party tender offer, merger, consolidation, liquidation, share exchange or other similar transaction made to all holders of PubCo Ordinary Shares involving a change of control of PubCo or which results in all of the holders of PubCo Ordinary Shares having the right to exchange their PubCo Ordinary Shares for cash, securities or other property subsequent to the consummation of such transaction; (q) the entry, by the securityholder, at any time on or after the Closing Date, of any trading plan providing for the sale of GOWell Lock-Up Securities, which trading plan meets the requirements of Rule 10b5-1(c) under the Exchange Act; provided, however, that such plan does not provide for, or permit, the sale of any GOWell Lock-Up Securities during the applicable Lock-Up Period and no public announcement or filing is voluntarily made or required regarding such plan during the applicable Lock-Up Period; and (r) to satisfy any U.S. federal, state, or local income tax obligations of a Securityholder (or its direct or indirect owners) arising from a change in the Code or Regulations after the date on which the Business Combination Agreement was executed by the parties, and such change prevents the Business Combination from qualifying as a “reorganization” pursuant to Section 368 of the Code (and the Business Combination does not qualify for similar tax-free treatment pursuant to any successor or other provision of the Code or Regulations taking into account such changes), in each case solely and to the extent necessary to cover any tax liability as a direct result of the transaction; provided, that in each of clauses (a) through (l) and o), the transferee must enter into a written agreement in substantially the same form as the Company Lock-Up Agreement~~s~~, as applicable, agreeing to be bound by the same lock-up restrictions (unless the transferee is PubCo). If dividends are declared and payable on any of the GOWell Lock-Up Securities, such dividends will also be GOWell Lock-Up Securities subject to the applicable lock-up restrictions.

Certain Relationships and Related Party Transactions

The following updates and amends pages 286-289 of the Proxy Statement/Prospectus by (i) adding the double-underlined bolded text (indicated textually in the same manner as the following example: underlined bolded text) and (ii) deleting the text with strikethrough (indicated textually in the same manner as the following example: ~~text with strikethrough~~), as set forth below:

SPAC

Founder Shares

On June 1, 2024, the Prior Sponsor paid $25,000, or approximately $0.003 per share, to cover certain of our offering and formation costs in exchange for 8,050,000 Founder Shares. On December 19, 2024, the Prior Sponsor forfeited an aggregate of 5,031,250 Founder Shares for no consideration, resulting in there being an aggregate of 3,018,750 Founder Shares outstanding, with up to 393,750 Founder Shares subject to surrender and forfeiture depending on the extent to which the Representatives’ over-allotment option is exercised. On February 14, 2025, simultaneously with the closing of the IPO, the Representatives fully exercised their over-allotment option, and accordingly, the 393,750 Founder Shares are no longer subject to surrender and forfeiture. The number of Founder Shares outstanding was determined based on the expectation that the total size of the IPO would be a maximum of 8,625,000 SPAC Class A Shares if the Representatives’ over-allotment option was exercised in full, and therefore that such Founder Shares would represent approximately 26% of the issued and outstanding SPAC Ordinary Shares after the IPO.

On September 9, 2025, the Prior Sponsor entered into the Securities Transfer Agreement with the New Sponsor, pursuant to which the Prior Sponsor agreed to sell, and the New Sponsor agreed to purchase, an aggregate of 990,000 Founder Shares for an aggregate purchase price of $1,300,000, or approximately $1.31 per share, and assigned the Sponsor Loan to New Sponsor for $500,000. Simultaneously with the sale by the Prior Sponsor of such Founder Shares, the Prior Sponsor converted the 2,028,750 Founder Shares retained by it on a one-for-one basis into SPAC Class A Shares.

Pursuant to the Amended & Restated Letter Agreement, each of the Sponsors, and directors and officers of the SPAC have agreed, subject to limited exceptions, not to transfer, assign or sell any of the Founder Shares or SPAC Class A Shares issuable upon conversion thereof until the earliest of (i) one year after the completion of a business combination or earlier if, subsequent to a business combination, the closing price of the SPAC Class A Shares (or shares of common equity of the combined company) equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any consecutive 30-trading day period commencing at least 150 days after the business combination and (ii) subsequent to a business combination, the date on which the SPAC consummates a subsequent liquidation, merger, share exchange or other similar transaction which results in all of the SPAC Shareholders having the right to exchange their SPAC Class A Shares for cash, securities or other property. Upon the Closing of the Business Combination, such lock-up will be terminated as described below. ~~superseded and replaced by the General Lock-Up Period included in the Lock-Up Agreement. See “Ancillary Documents — Sponsor Lock-Up Agreement.”~~

On August 31, 2026, IPEX and GOWell agreed to terminate each and every post-closing transfer restriction applicable to the Sponsors and the Representatives. Accordingly, on August 31, 2026 (i) IPEX and GOWell entered into the Third Amendment to the Business Combination Agreement, which removes the covenant requiring each Sponsor to enter into a Lock-Up Agreement with PubCo, (ii) IPEX, GOWell, IPF, Maywood Sponsor, Cohen, and Seaport entered into the Support Agreement Amendment, which removes in its entirety all references to the Sponsor Lock-Up Agreement, and (iii) IPEX, the Sponsors, the Representatives, and the other parties to the A&R Letter Agreement entered into the Omnibus Amendment which terminates the post-closing transfer restrictions set forth in the A&R Letter Agreement and the Underwriting Agreement.

The effect of these amendments will be that an aggregate of 3,337,500 PubCo Ordinary Shares collectively held by IPF, Maywood Sponsor, Cohen, and Seaport after the Closing will be freely tradeable and not subject to lockup restrictions.

Private Placement of Units

Simultaneously with the closing of the IPO, the Prior Sponsor and the Representatives purchased 265,625 Units in a private placement at a price of $10.00 per unit, or $2,656,250 in the aggregate.

As discussed above, the ~~The~~ Private Placement Units purchased in the private placement, and the underlying securities, will not be subject to lock-up following the Closing of the Business Combination. ~~may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder until thirty (30) days after the completion of a business combination. Upon the Closing of the Business Combination, such lock-up will be superseded and replaced by the Private Placement Lock-Up Period included in the Lock-Up Agreement. See “Ancillary Document — Sponsor Lock-Up Agreement.”~~

Agreements Related to the Business Combination

The SPAC Holders’ Support Agreement

In connection with the execution of the Business Combination Agreement, on October 13, 2025 as amended on August 31, 2026, the SPAC entered into a support agreement with the Sponsors and Representatives. Pursuant to the SPAC Holders’ Support Agreement, each of the Prior Sponsor, New Sponsor, Cohen, and Seaport, agreed to, among other things, (a) vote any SPAC Ordinary Shares held by such Sponsor or Representative, as applicable, in favor of the Shareholder Approval Matters at any meeting of the SPAC Shareholders to be called for approval of the Transactions (b) waive its anti-dilution rights under SPAC Articles, (c) waive its dissenter rights under Section 238 of the Cayman Companies Act and any other similar statute, (d) be bound by certain other covenants and agreements related to the Transactions, including, among other things, to not exercise their redemption rights with respect to any SPAC Ordinary Shares held by them, to not modify or amend any contract between the applicable Sponsor or Representative and the SPAC and take all actions as reasonably necessary to consummate the Transactions, and (e) be bound by certain transfer restrictions with respect to the securities owned by such Sponsor or Representative, as applicable, in each case, on the terms and subject to the conditions set forth in the SPAC Holders’ Support Agreement. The SPAC Holders’ Support Agreement also provides that each of the Sponsors and Representatives has agreed irrevocably to waive its redemption rights in connection with the consummation of the Transactions with respect to any Sponsor Subject Securities they may hold. The SPAC Holders’ Support Agreement expires upon the earlier of the First Merger Effective Time and the termination of the Business Combination Agreement.

~~Lock-Up Agreement~~

~~In connection with the Closing, the Sponsors and Representatives will enter into the SPAC Lock-Up Agreement, providing that each of the Sponsors, Representatives and Insiders will not, subject to certain customary exceptions, transfer (i) the General Lock-Up Securities during the General Lock-Up Period or (ii) the Private Placement Lock-Up Securities during the Private Placement Lock-Up Agreement. While the SPAC and GOWell currently expect that all of the General Lock-Up Securities and Private Placement Lock-Up Securities held by the Sponsors, Representatives, and Insiders will be subject to the above-described transfer restrictions, the SPAC and GOWell may mutually determine to exclude from such lock-ups some or all of such securities if deemed necessary or desirable. If SPAC and GOWell waive any such lock-up, SPAC intends to file a Current Report on Form 8-K within four business days of such event, however you should know that given such timing you may not be notified before the deadline for submitting redemption requests or the EGM.~~

Shares Eligible for Future Sale

The following updates and amends page 295 of the Proxy Statement/Prospectus by (i) adding the double-underlined bolded text (indicated textually in the same manner as the following example: underlined bolded text) and (ii) deleting the text with strikethrough (indicated textually in the same manner as the following example: ~~text with strikethrough~~), as set forth below:

Upon the Closing, PubCo will have, based on the assumptions set out elsewhere in this proxy statement/prospectus, up to 46,740,180 PubCo Ordinary Shares issued and outstanding, assuming no SPAC Class A Shares are redeemed in connection with the Business Combination, 7,058,824 PubCo Ordinary Shares that are underlying PubCo Preferred Shares and 3,431,372 PubCo Ordinary Shares underlying PubCo Warrants. All of the PubCo Ordinary Shares issued to holders of Public Shares, Founder Shares, Retained Shares and Private Placement Shares will be freely transferable by persons other than by PubCo “affiliates” without restriction or further registration under the Securities Act~~, but will be subject to the lock-up agreements described below~~. The PubCo Ordinary Shares issued to the GOWell Shareholder, the Earnout Shares, and the PubCo Restricted Shares are not being registered in the registration statement of which this proxy statement/prospectus forms a part and therefore must either be registered for resale or sold pursuant to an applicable exemption from registration by the holder thereof. Sales of substantial amounts of PubCo Ordinary Shares in the public market could adversely affect prevailing market prices of the PubCo Ordinary Shares.

Lock-Up Agreements

In connection with the Closing, the Sponsors, Representatives, and any Insiders (if applicable) will not be required to enter into any post-closing lock-up agreement with respect to the PubCo Ordinary Shares held by them as of the Closing. ~~enter into the SPAC Lock-Up Agreement with PubCo, pursuant to which each of the parties will agree not to transfer any PubCo Ordinary Shares from the Closing Date until, (i) with respect to the General Lock-Up Securities, the earlier of (x) the six (6) months after the Closing and (y) the date following the Closing on which PubCo completes a liquidation, merger, capital share exchange, reorganization or other similar transaction that results in all of its stockholders having the right to exchange their shares of common stock for cash, securities or other property and (ii) with respect to the Private Placement Lock-Up Securities, the earlier of (x) thirty (30) days after the Closing and (y) the date following the Closing on which PubCo completes a liquidation, merger, capital share exchange, reorganization or other similar transaction that results in all of its stockholders having the right to exchange their shares of common stock for cash, securities or other property. While the SPAC and GOWell currently expect that all of the General Lock-Up Securities and Private Placement Lock-Up Securities held by the Sponsors, Representatives, and Insiders will be subject to the above-described transfer restrictions, the SPAC and GOWell may mutually determine to exclude from such lock-ups some or all of such securities if deemed necessary or desirable. If SPAC and GOWell waive any such lock-up, SPAC intends to file a Current Report on Form 8-K within four business days of such event, however you should know that given such timing you may not be notified before the deadline for submitting redemption requests or the EGM.~~

Also in connection with the Closing, the GOWell Shareholder will enter into the Company Lock-Up Agreement with PubCo, pursuant to which the GOWell Shareholder will agree not to transfer any PubCo Ordinary Shares it receives in connection with the Business Combination Agreement (together with any GOWell Lock-Up Securities) until the earlier of (x) six (6) months after the Closing and (y) the date following the Closing on which PubCo completes a liquidation, merger, capital share exchange, reorganization or other similar transaction that results in all of its stockholders having the right to exchange their shares of common stock for cash, securities or other property. For more information, see “Ancillary Documents — Lock-Up Agreement~~s~~.”

We estimate that approximately ~~31,964,186~~ 28,571,430 PubCo Ordinary Shares will be subject to lock-up pursuant to the Company Lock-Up Agreement~~s~~ (which includes all of the shares to be held by ~~the Sponsors, Representatives, and~~ the GOWell Shareholder), representing approximately ~~68%~~ 61.1% of the total issued and outstanding PubCo Ordinary Shares following the Business Combination, assuming the No Redemptions Scenario, or approximately 75.0% of the total issued and outstanding PubCo Ordinary Shares following the Business Combination, assuming the Maximum Redemptions Scenario.

Additional Information and Where to Find It

In connection with the proposed business combination between IPEX and GOWell (the “Business Combination”), IPEX, GOWell and PubCo have prepared and filed with the SEC a registration statement (the “Registration Statement”), which was declared effective by the SEC on August 11, 2026, and which includes the Proxy Statement/Prospectus. The definitive Proxy Statement/Prospectus was mailed to IPEX’s shareholders of record as of June 30, 2026, the record date established for voting on the Business Combination. IPEX and/or PubCo may also file other relevant documents regarding the Business Combination with the SEC, including supplements to the Proxy Statement/Prospectus. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Before making any voting or investment decision, IPEX’s shareholders and other interested persons are urged to read the Proxy Statement/Prospectus, as supplemented from time to time, and other documents filed in connection with the Business Combination, because these documents will contain important information about IPEX, GOWell, PubCo and the Business Combination. Shareholders will also be able to obtain free copies of the Registration Statement, the Proxy Statement/Prospectus and other documents filed with the SEC, once available, without charge, at the SEC’s website located at www.sec.gov, or by directing a request to Inflection Point Acquisition Corp. V, 167 Madison Ave, Suite 205 #1017, New York, NY 10016.

Participants in the Solicitation

IPEX, GOWell, and their directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from IPEX’s shareholders in respect of the Business Combination and the other matters set forth in the Registration Statement. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests by security holdings or otherwise, are contained in the Proxy Statement/Prospectus.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits hereto are for informational purposes only and are neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits hereto include or may include “forward-looking statements” regarding, among other things, the plans, strategies and prospects, both business and financial, of IPEX, PubCo and GOWell. These statements are based on the beliefs and assumptions of the management of IPEX, PubCo and GOWell. Although the parties believe that their respective plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, none of IPEX, PubCo or GOWell can assure you that they will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, and any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “predicts,” “projects,” “forecasts,” “may,” “might,” “will,” “could,” “should,” “would,” “seeks,” “plans,” “scheduled,” “possible,” “continue,” “potential,” “anticipates” or “intends” or similar expressions; provided that the absence of these does not mean that a statement is not forward-looking. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this Current Report on Form 8-K might not occur, and actual results could differ materially from those anticipated in these forward-looking statements.

Important factors that could cause actual results to differ materially from those discussed in the forward-looking statements include: general economic, political and business conditions; the inability of the parties to consummate the transactions contemplated by the Business Combination Agreement; the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the number of redemption requests made by the IPEX’s shareholders in connection with the Business Combination; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the transactions; the risk that IPEX shareholder approval for the Business Combination is not obtained; the anticipated capitalization and enterprise value of PubCo following the consummation of the Business Combination; the ability of PubCo to issue equity, equity-linked or other securities in the future; failure to realize the anticipated benefits of the transactions contemplated by the Business Combination Agreement, including as a result of a delay in consummating the Business Combination; the risk that the Business Combination may not be completed by IPEX’s business combination deadline and the potential failure to obtain an extension of its business combination deadline; the risks related to the rollout of GOWell’s business and the timing of expected business milestones; the ability of PubCo to execute its growth strategy, manage growth profitably and retain its key employees; the ability of PubCo to obtain or maintain the listing of its securities on the Nasdaq Stock Market LLC following the Business Combination; and other risks and uncertainties indicated in the Proxy Statement/Prospectus. Undue reliance should not be placed upon the forward-looking statements.

These forward-looking statements are made only as of the date of this Current Report on Form 8-K. Neither IPEX, PubCo, nor any of their respective affiliates undertake any obligation to publicly update or revise any forward-looking statement contained in this Current Report on Form 8-K, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
2.1	Amendment to Business Combination Agreement, dated as of August 31, 2026, by and among Inflection Point Acquisition Corp. V and GOWell Technology Limited.
10.1	Amendment to SPAC Holders Support Agreement, dated as of August 31, 2026, by and among Inflection Point Fund I, LP, Maywood Sponsor, LLC, Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, Seaport Global Securities LLC, Maywood Acquisition Corp., a Cayman Islands exempted company, GOWell Technology Limited, a Cayman Islands exempted company, and GOWell Energy Technology.
10.2	Amendment to Amended and Restated Letter Agreement, dated as of August 31, 2026, by and among Inflection Point Acquisition Corp. V, Maywood Sponsor LLC, Inflection Point Fund I, LP, and the other parties thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2026

INFLECTION POINT ACQUISITION CORP. V

By:	/s/ Michael Blitzer
	Name:	Michael Blitzer
	Title:	Chief Executive Officer